                                                                   EXHIBIT 21.1

LIST OF SUBSIDIARIES

------------------------------------------ ---------------------------
NAME                                       JURISDICATION
------------------------------------------ ---------------------------

AgentSpring Inc.                           Delaware
------------------------------------------ ---------------------------
BMC Nordic A/S                             Denmark
------------------------------------------ ---------------------------
BMC Receivable Corporation I B.V.          Netherlands
------------------------------------------ ---------------------------
BMC Receivable Corporation II B.V.         Netherlands
------------------------------------------ ---------------------------
BMC Receivable Corporation III             Netherlands
------------------------------------------ ---------------------------
BMC Receivables Corporation No. 1          Delaware
------------------------------------------ ---------------------------
BMC Receivables Corporation No. 2          Delaware
------------------------------------------ ---------------------------
BMC Receivables Corporation No. 3          Delaware
------------------------------------------ ---------------------------
BMC Receivables Corporation No. 4          Delaware
------------------------------------------ ---------------------------
BMC Receivables Corporation No. 5          Delaware
------------------------------------------ ---------------------------
BMC Software (China) Limited               China
------------------------------------------ ---------------------------
BMC Software (Eagle Eye) LTD               Israel
------------------------------------------ ---------------------------
BMC Software (Hong Kong) Limited           Hong Kong
------------------------------------------ ---------------------------
BMC Software (Thailand) Limited            Thailand
------------------------------------------ ---------------------------
BMC Software (Philippines) Inc.            Philippines
------------------------------------------ ---------------------------
BMC Software (Jerusalem) LTD               Israel
------------------------------------------ ---------------------------
BMC Software (New Zealand)                 New Zealand
------------------------------------------ ---------------------------
BMC Software (OptiSystems) Ltd.            Israel
------------------------------------------ ---------------------------
BMC Software A/S (Denmark)                 Denmark
------------------------------------------ ---------------------------
BMC Software AB (Sweden)                   Sweden
------------------------------------------ ---------------------------
BMC Software AS (Norway)                   Norway
------------------------------------------ ---------------------------
BMC Software Asia Pacific Pte Ltd          Singapore
------------------------------------------ ---------------------------
BMC Software Asia Sdn Bhd                  Malaysia
------------------------------------------ ---------------------------
BMC Software Australia Pty. Ltd.           Australia
------------------------------------------ ---------------------------
BMC Software B.V. (The Netherlands)        Netherlands
------------------------------------------ ---------------------------
BMC Software Belgium N.V.                  Belgium
------------------------------------------ ---------------------------
BMC Software Canada Inc.                   Canada
------------------------------------------ ---------------------------
BMC Software Capital LLC                   Delaware
------------------------------------------ ---------------------------
BMC Software Cayman, LDC                   Grand Cayman Islands
------------------------------------------ ---------------------------
BMC Software de Argentina S.A.             Argentina
------------------------------------------ ---------------------------
BMC Software de Mexico, S.A. de C.V.       Mexico
------------------------------------------ ---------------------------
BMC Software Development France SAS        France
------------------------------------------ ---------------------------
BMC Software Distribution B.V. (The        Netherlands
Netherlands)
------------------------------------------ ---------------------------
BMC Software Distribution de Mexico S.A.   Mexico
de C.V.
------------------------------------------ ---------------------------
BMC Software Distribution, Inc.            Delaware
------------------------------------------ ---------------------------
BMC Software do Brasil Ltda.               Brazil
------------------------------------------ ---------------------------
BMC Software Education, Inc.               Delaware
------------------------------------------ ---------------------------
BMC Software Europe                        Ireland
------------------------------------------ ---------------------------
BMC Software Foundation                    Texas
------------------------------------------ ---------------------------

------------------------------------------ ---------------------------
NAME                                       JURISDICATION
------------------------------------------ ---------------------------

BMC Software France SAS                    France
------------------------------------------ ---------------------------
BMC Software GmbH (Austria)                Austria
------------------------------------------ ---------------------------
BMC Software GmbH (Germany)                Germany
------------------------------------------ ---------------------------
BMC Software GmbH (Switzerland)            Switzerland
------------------------------------------ ---------------------------
BMC Software Holding B.V.                  Netherlands
------------------------------------------ ---------------------------
BMC Software Holding France SAS            France
------------------------------------------ ---------------------------
BMC Software Hungary Sales Limited         Hungary
Liability Company
------------------------------------------ ---------------------------
BMC Software India Private Limited         India
------------------------------------------ ---------------------------
BMC Software Investment B.V. (The          Netherlands
Netherlands)
------------------------------------------ ---------------------------
BMC Software Investment, L.L.C.            Delaware
------------------------------------------ ---------------------------
BMC Software Israel, Inc.                  Delaware
------------------------------------------ ---------------------------
BMC Software Israel LTD                    Israel
------------------------------------------ ---------------------------
BMC Software Israel Sales (2000) Limited   Israel
------------------------------------------ ---------------------------
------------------------------------------ ---------------------------
BMC Software K.K. (Japan)                  Japan
------------------------------------------ ---------------------------
------------------------------------------ ---------------------------
BMC Software Korea, Inc.                   Korea
------------------------------------------ ---------------------------
BMC Software Limited (United Kingdom)      United Kingdom
------------------------------------------ ---------------------------
BMC Software Mauritius                     Mauritius
------------------------------------------ ---------------------------
BMC Software OY (Finland)                  Finland
------------------------------------------ ---------------------------
BMC Software S.A. (Spain)                  Spain
------------------------------------------ ---------------------------
BMC Software Sales (Poland) Sp.o.o.        Poland
------------------------------------------ ---------------------------
BMC Software Services, Inc.                Delaware
------------------------------------------ ---------------------------
BMC Software Taiwan Limited                Taiwan
------------------------------------------ ---------------------------
BMC Software Texas, Inc.                   Delaware
------------------------------------------ ---------------------------
BMC Software Texas, L.P.                   Texas
------------------------------------------ ---------------------------
BMC Software Yazilim Hlzmetleri Limited    Turkey
Sirketi (Turkey)
------------------------------------------ ---------------------------
BMC Software, Srl (Italy)                  Italy
------------------------------------------ ---------------------------
Boole & Babbage Portugal Informatica       Portugal
Limitada
------------------------------------------ ---------------------------
Evity, Inc.                                Delaware
------------------------------------------ ---------------------------
IT Masters International S.A. (Luxembourg) Luxembourg
------------------------------------------ ---------------------------
IT Masters Ltd. (UK)                       United Kingdom
------------------------------------------ ---------------------------
IT Masters SA (Belgium)                    Belgium
------------------------------------------ ---------------------------
IT Masters Technologies SA (Luxembourg)    Luxembourg
------------------------------------------ ---------------------------
IT Masters, Inc.                           Delaware
------------------------------------------ ---------------------------
New Dimension Software de Mexico, S.A.     Mexico
de C.V.
------------------------------------------ ---------------------------
New Dimension Software, Inc.               Delaware
------------------------------------------ ---------------------------
Simulus Limited                            United Kingdom
------------------------------------------ ---------------------------
Software Capital Finance LLC               Delaware
------------------------------------------ ---------------------------
Software Capital Holding LLC               Delaware
------------------------------------------ ---------------------------
Software Capital LP                        Delaware
------------------------------------------ ---------------------------
Software Credit LP                         Delaware
------------------------------------------ ---------------------------
The European Software Company              Ireland
------------------------------------------ ---------------------------